Equinox Campbell Strategy Fund
of Equinox Funds Trust
Class C Shares: EBSCX

Supplement dated November 17, 2017 to
Prospectus and Statement of Additional Information ("SAI")
 dated February 1, 2017

Important Notice Regarding New Service Providers

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Class C Shares of the Equinox Campbell Strategy Fund (the "Fund") and should be read in conjunction with such Prospectus and SAI.

This supplement shall provide notice to shareholders that the Fund has designated U.S. Bancorp Fund Services, LLC ("USBFS") 615 East Michigan Street, Milwaukee, Wisconsin 53202 as the Administrator, Fund Accountant and Transfer Agent to the Fund.

Effective November 20, 2017, USBFS will serve as the Fund's Administrator and Fund Accountant.  Accordingly, all references in the Prospectus and SAI to Gemini Fund Services, LLC ("GFS") as the Administrator and Fund Accountant will be replaced with USBFS as of that date.

Effective December 11, 2017, USBFS will serve as the Fund's Transfer Agent.  All references in the Prospectus and SAI to GFS as the Transfer Agent will be replaced with USBFS as of that date.

The Fund's website will remain as www.EquinoxFunds.com.

No action is required on your part, and there will not be any disruption in the service of your account.  Please note the following service changes:

New Mailing Address:  Effective December 11, 2017, the new mailing address will be:

Regular Mail:	Overnight Mail:
Equinox Campbell Strategy Fund U.S. Bancorp Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Equinox Campbell Strategy Fund U.S. Bancorp Fund Services 615 E. Michigan St., 3rd Floor Milwaukee, WI 53202-5207

New Telephone Number:  Effective December 11, 2017, the new telephone number will be: (888) 838-0770. To request transactions on your Fund account, please call this number to speak with a representative.

Please retain this Supplement with the Prospectus and SAI.